EXHIBIT 23.2



                          Independent Auditors' Consent



The Board of Directors
Metro Information Services, Inc.:


We consent to the use of our reports incorporated herein by reference.



/s/ KPMG LLP


Norfolk, Virginia
November 28, 2001